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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-24245


                         SUPPLEMENT TO THE PROSPECTUS OF
            MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES
                            DATED SEPTEMBER 29, 2000

     The first paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced in its entirety by the following:

     The Fund will normally invest at least 65% of its assets in intermediate term, investment grade fixed-income securities. These securities may include corporate debt securities, preferred stocks, U.S. government securities, including mortgage-backed and zero coupon securities, asset-backed securities and U.S. dollar denominated securities issued by foreign governments or corporations. In deciding which securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers domestic and international economic developments, interest rate trends, bond ratings and other factors relating to the issuers. The Fund anticipates that it will maintain an average weighted maturity of between three to ten years.

     The following disclosure is hereby added at the end of the third paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES":

     In addition, the Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being pooled and securitized in pass-through structures similar to the mortgage pass-through structures described above.

     The following paragraph is hereby added to the section of the Prospectus titled "PRINCIPAL RISKS":

     ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patters, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

March 1, 2001